Note 22 Memorandum item subordinated liabilities at amortized cost (Details) - EUR (€) € in Millions		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Subordinated liabilities at amortized cost [Line Items]
Subordinated deposits		€ 56	€ 35	€ 24
Subordinated certificates	[1]	19,556	15,832	12,485	€ 14,794
Compound convertible financial instruments		5,638	5,715	4,876
Other non convertible subordinated liabilities		13,918	10,117	7,609
Memorandum item subordinated liabilities at amortised cost		€ 19,612	€ 15,867	€ 12,509

[1]
(1) There were €56, €35 and €24 million of subordinated deposits as of December 31, 2024, 2023 and 2022, respectively (see Note 22.4). In addition, there were coupon payments on subordinated liabilities for €388, €345 and €313 million in 2024, 2023 and 2022, respectively. Appendix VI details the outstanding subordinated debt issued by their nominal value.